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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2005


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

    (as depositor in connection with an Indenture, dated as of June 29, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-2)


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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         Delaware                     333-122940          52-2356399
----------------------------          -----------         ----------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)


1000 Woodbury Road
WOODBURY, NEW YORK                                                11797
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (516) 364-8500
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                                      -2-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)   FINANCIAL STATEMENTS.
             ---------------------

             Not applicable.

       (b)   PRO FORMA FINANCIAL INFORMATION.
             --------------------------------

             Not applicable.

       (c)   EXHIBITS
             --------


       25.1 Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                      -3-


                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.          EXHIBIT NO.                       DESCRIPTION
-----------          -----------                       -----------
     1                   25.1               Statement of Eligibility of HSBC
                                            Bank USA, National Association on
                                            Form T-1 under the Trust Indenture
                                            Act of 1939 of a corporation
                                            designated to act as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2005

                                       RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                       By:   /s/ Morris Kutcher
                                          --------------------------------------
                                       Name:     Morris Kutcher
                                       Title:    Vice President


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                                INDEX TO EXHIBITS

                                                                   Sequentially
    EXHIBIT NO.                  DESCRIPTION                      NUMBERED PAGE
    -----------                  -----------                      -------------
        25.1          Statement of Eligibility of HSBC Bank
                      USA, National Association on Form T-1
                      under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.



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                                  EXHIBIT 25.1